Exhibit 99.3

Introduction to the Unaudited Pro Forma Condensed Consolidated Financial Statements

On January 31, 2014, ONEOK, Inc. (ONEOK) (NYSE: OKE) completed the tax-free separation of ONE Gas, Inc. (ONE Gas) (NYSE: OGS) to our shareholders. ONE Gas was formed on August 30, 2013, as a wholly owned subsidiary of ONEOK. The assets and liabilities of our former Natural Gas Distribution segment were transferred to ONE Gas on January 27, 2014. The separation was completed by means of a special stock dividend, which consisted of a distribution of one share of ONE Gas common stock for every four shares of our common stock.

The unaudited pro forma condensed consolidated financial statements of ONEOK have been derived from our historical consolidated financial statements and should be read together with the historical audited and unaudited consolidated financial statements and the related notes in our Form 10-K for the year ended December 31, 2012, and Form 10-Q for the nine months ended September 30, 2013. The unaudited pro forma condensed consolidated financial statements are being presented to give effect to the separation of ONE Gas. Effective with the filing of our Form 10-Q for the three months ended March 31, 2014, ONE Gas will be reported as discontinued operations.

The following unaudited pro forma condensed consolidated balance sheet gives effect to the separation as if it had occurred on September 30, 2013. The unaudited pro forma statements of income give effect to the separation described above as if it had occurred on January 1, 2010. The unaudited pro forma condensed consolidated financial statements are for illustrative purposes only and do not reflect what our financial position and results of operations would have been had the separation occurred on the dates indicated and are not necessarily indicative of our future financial position and future results of operations.

The pro forma adjustments are based upon currently available information and certain estimates and assumptions which management believes are factually supportable, and for income statement purposes, recurring in nature. The adjustments to reflect the separation of ONE Gas include:

•	ONE Gas' issuance of $1.2 billion of debt securities and subsequent cash payment to ONEOK of approximately $1.13 billion from the net proceeds.

•
Repayment of approximately $1.15 billion of commercial paper outstanding and long-term debt and related loss on early extinguishment, which occurred or is expected to occur in the first quarter 2014, and elimination of interest and other financing costs.

•	Separation of ONE Gas through a distribution to ONEOK shareholders of all of the ONE Gas shares of common stock.

•
Reclassification of natural gas sales and transportation and storage services provided by ONEOK and its affiliates to ONE Gas, previously eliminated in consolidation, as third-party transactions since such services will continue after the separation.

•	Adjustments for one-time costs incurred in the separation.

•	Reclassification of affiliate receivable balances as non-affiliate.

•	Adjustment of tax balances to reflect the separation.

The actual adjustments that would have been made had the separation occurred on the dates described above may have differed from the pro forma adjustments. However, management believes the adjustments provide a reasonable basis for presenting the significant effects of the transactions as contemplated, give appropriate effect to the assumptions and are properly applied in the unaudited pro forma condensed consolidated financial statements.

All significant pro forma adjustments and their underlying assumptions are described more fully in the notes to the unaudited pro forma financial statements which should be read in conjunction with such unaudited pro forma financial information.

ONEOK, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Income Statement
Nine Months Ended September 30, 2013

(Unaudited)	ONEOK Historical	Separation of ONE Gas (c)	Pro Forma Adjustments		ONEOK Pro Forma
	(Thousands of dollars, except per share amounts)
Revenues	$10,462,606	$(1,167,266)	$186,348	(d)	$9,481,688
Cost of sales and fuel	8,824,577	(577,912)	186,348	(d)	8,433,013
Net margin	1,638,029	(589,354)	—		1,048,675
Operating expenses
Operations and maintenance	635,915	(274,740)	(2,706)	(e)	358,469
Depreciation and amortization	276,343	(100,118)			176,225
General taxes	94,000	(41,627)			52,373
Total operating expenses	1,006,258	(416,485)	(2,706)		587,067
Gain (loss) on sale of assets	342	—			342
Operating income	632,113	(172,869)	2,706		461,950
Equity earnings from investments	79,744	—			79,744
Allowance for equity funds used during construction	21,172	—			21,172
Other income	16,652	(3,909)			12,743
Other expense	(4,479)	1,980			(2,499)
Interest expense	(244,076)	82	22,800	(b)	(221,194)
Income before income taxes	501,126	(174,716)	25,506		351,916
Income taxes	(108,228)	66,999	(8,459)	(g)	(49,688)
Net income from continuing operations	392,898	(107,717)	17,047		302,228
Less: Net income attributable to noncontrolling interests	217,102	—			217,102
Net income from continuing operations attributable to ONEOK	$175,796	$(107,717)	$17,047		$85,126
Net income from continuing operations attributable to ONEOK per share:
Basic	$0.85				$0.41
Diluted	$0.84				$0.41
Average shares (thousands)
Basic	205,952				205,952
Diluted	209,408				209,408
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

ONEOK, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Income Statement
Nine Months Ended September 30, 2012

(Unaudited)	ONEOK Historical	Separation of ONE Gas (c)	Pro Forma Adjustments		ONEOK Pro Forma
	(Thousands of dollars, except per share amounts)
Revenues	$8,972,635	$(943,879)	$102,842	(d)	$8,131,598
Cost of sales and fuel	7,226,114	(398,056)	102,842	(d)	6,930,900
Net margin	1,746,521	(545,823)	—		1,200,698
Operating expenses
Operations and maintenance	603,055	(265,300)			337,755
Depreciation and amortization	249,429	(97,481)			151,948
Goodwill impairment	10,255	—			10,255
General taxes	81,471	(35,986)			45,485
Total operating expenses	944,210	(398,767)	—		545,443
Gain (loss) on sale of assets	603	—			603
Operating income	802,914	(147,056)	—		655,858
Equity earnings from investments	92,380	—			92,380
Allowance for equity funds used during construction	6,126	—			6,126
Other income	11,495	(3,239)			8,256
Other expense	(3,990)	1,821			(2,169)
Interest expense	(218,714)	102	22,819	(b)	(195,793)
Income before income taxes	690,211	(148,372)	22,819		564,658
Income taxes	(156,835)	56,826	(8,466)	(g)	(108,475)
Net income from continuing operations	533,376	(91,546)	14,353		456,183
Less: Net income attributable to noncontrolling interests	298,578	—			298,578
Net income from continuing operations attributable to ONEOK	$234,798	$(91,546)	$14,353		$157,605
Net income from continuing operations attributable to ONEOK per share:
Basic	$1.14				$0.76
Diluted	$1.11				$0.75
Average shares (thousands)
Basic	206,638				206,638
Diluted	211,198				211,198
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

ONEOK, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Income Statement
Year Ended December 31, 2012

(Unaudited)	ONEOK Historical	Separation of ONE Gas (c)	Pro Forma Adjustments		ONEOK Pro Forma
	(Thousands of dollars, except per share amounts)
Revenues	$12,632,559	$(1,376,649)	$135,650	(d)	$11,391,560
Cost of sales and fuel	10,281,718	(620,260)	135,650	(d)	9,797,108
Net margin	2,350,841	(756,389)	—		1,594,452
Operating expenses
Operations and maintenance	806,087	(352,473)			453,614
Depreciation and amortization	335,844	(130,150)			205,694
Goodwill impairment	10,255	—			10,255
General taxes	102,891	(47,405)			55,486
Total operating expenses	1,255,077	(530,028)	—		725,049
Gain (loss) on sale of assets	6,736	—			6,736
Operating income	1,102,500	(226,361)	—		876,139
Equity earnings from investments	123,024	—			123,024
Allowance for equity funds used during construction	13,648	—			13,648
Other income	12,504	(3,664)			8,840
Other expense	(4,925)	2,225			(2,700)
Interest expense	(302,305)	134	30,492	(b)	(271,679)
Income before income taxes	944,446	(227,666)	30,492		747,272
Income taxes	(215,195)	87,304	(11,313)	(g)	(139,204)
Net income from continuing operations	729,251	(140,362)	19,179		608,068
Less: Net income attributable to noncontrolling interests	382,911	—			382,911
Net income from continuing operations attributable to ONEOK	$346,340	$(140,362)	$19,179		$225,157
Net income from continuing operations attributable to ONEOK per share:
Basic	$1.68				$1.09
Diluted	$1.64				$1.07
Average shares (thousands)
Basic	206,140				206,140
Diluted	210,710				210,710
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

ONEOK, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Income Statement
Year Ended December 31, 2011

(Unaudited)	ONEOK Historical	Separation of ONE Gas (c)	Pro Forma Adjustments		ONEOK Pro Forma
	(Thousands of dollars, except per share amounts)
Revenues	$14,805,794	$(1,621,334)	$203,585	(d)	$13,388,045
Cost of sales and fuel	12,425,435	(869,499)	203,585	(d)	11,759,521
Net margin	2,380,359	(751,835)	—		1,628,524
Operating expenses
Operations and maintenance	813,666	(360,881)			452,785
Depreciation and amortization	312,160	(132,212)			179,948
General taxes	94,657	(46,452)			48,205
Total operating expenses	1,220,483	(539,545)	—		680,938
Gain (loss) on sale of assets	(963)	—			(963)
Operating income	1,158,913	(212,290)	—		946,623
Equity earnings from investments	127,246	—			127,246
Allowance for equity funds used during construction	2,335	—			2,335
Other income	1,410	(140)			1,270
Other expense	(9,336)	2,919			(6,417)
Interest expense	(297,006)	157	30,191	(b)	(266,658)
Income before income taxes	983,562	(209,354)	30,191		804,399
Income taxes	(226,048)	81,641	(11,201)	(g)	(155,608)
Net income from continuing operations	757,514	(127,713)	18,990		648,791
Less: Net income attributable to noncontrolling interests	399,150	—			399,150
Net income from continuing operations attributable to ONEOK	$358,364	$(127,713)	$18,990		$249,641
Net income from continuing operations attributable to ONEOK per share:
Basic	$1.71				$1.19
Diluted	$1.67				$1.16
Average shares (thousands)
Basic	209,344				209,344
Diluted	214,498				214,498
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

ONEOK, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Income Statement
Year Ended December 31, 2010

(Unaudited)	ONEOK Historical	Separation of ONE Gas (c)	Pro Forma Adjustments		ONEOK Pro Forma
	(Thousands of dollars, except per share amounts)
Revenues	$12,678,791	$(1,817,402)	$326,632	(d)	$11,188,021
Cost of sales and fuel	10,616,621	(1,062,485)	326,632	(d)	9,880,768
Net margin	2,062,170	(754,917)	—		1,307,253
Operating expenses
Operations and maintenance	740,881	(344,286)			396,595
Depreciation and amortization	307,224	(130,968)			176,256
General taxes	90,032	(43,942)			46,090
Total operating expenses	1,138,137	(519,196)	—		618,941
Gain (loss) on sale of assets	18,619	—			18,619
Operating income	942,652	(235,721)	—		706,931
Equity earnings from investments	101,880	—			101,880
Allowance for equity funds used during construction	1,018	—			1,018
Other income	11,527	(4,037)			7,490
Other expense	(11,067)	3,804			(7,263)
Interest expense	(292,232)	178	30,896	(b)	(261,158)
Income before income taxes	753,778	(235,776)	30,896		548,898
Income taxes	(213,720)	91,068	(11,462)	(g)	(134,114)
Net income from continuing operations	540,058	(144,708)	19,434		414,784
Less: Net income attributable to noncontrolling interests	206,698	—			206,698
Net income from continuing operations attributable to ONEOK	$333,360	$(144,708)	$19,434		$208,086
Net income from continuing operations attributable to ONEOK per share:
Basic	$1.57				$0.98
Diluted	$1.55				$0.97
Average shares (thousands)
Basic	212,736				212,736
Diluted	215,570				215,570
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

ONEOK, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Balance Sheet
September 30, 2013

(Unaudited)	ONEOK Historical	ONE Gas Notes Offering (a)	ONEOK Debt Retirement (b)	Separation of ONE Gas (c)	Pro Forma Adjustments		ONEOK Pro Forma
Assets	(Thousands of dollars)
Current assets
Cash and cash equivalents	$779,524	$1,189,217	$(1,090,318)	$(62,682)	$—		$815,741
Accounts receivable, net	1,166,994			(124,393)	20,947	(f)	1,063,548
Gas and natural gas liquids in storage	664,213			(199,371)			464,842
Commodity imbalances	94,404			(697)			93,707
Energy marketing and risk-management assets	16,437			—			16,437
Other current assets	160,452		8,964	(36,162)	(7,771)	(g)	125,483
Total current assets	2,882,024	1,189,217	(1,081,354)	(423,305)	13,176		2,579,758
Property, plant and equipment
Property, plant and equipment	14,944,162			(4,447,285)			10,496,877
Accumulated depreciation and amortization	3,173,366			(1,476,832)			1,696,534
Net property, plant and equipment	11,770,796	—	—	(2,970,453)	—		8,800,343
Investments and other assets
Investments in unconsolidated affiliates	1,201,873			—			1,201,873
Goodwill and intangible assets	990,456			(157,953)			832,503
Other assets	765,194	10,777	(1,563)	(481,258)	(10,200)	(e)	282,950
Total investments and other assets	2,957,523	10,777	(1,563)	(639,211)	(10,200)		2,317,326
Total assets	$17,610,343	$1,199,994	$(1,082,917)	$(4,032,969)	$2,976		$13,697,427
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

ONEOK, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Balance Sheet
September 30, 2013
(Continued)

(Unaudited)	ONEOK Historical	ONE Gas Notes Offering (a)	ONEOK Debt Retirement (b)	Separation of ONE Gas (c)	Pro Forma Adjustments		ONEOK Pro Forma
Liabilities and equity	(Thousands of dollars)
Current liabilities
Current maturities of long-term debt	$10,656	$—	$—	$(6)	$—		$10,650
Notes payable	562,329		(515,329)	—			47,000
Accounts payable	1,382,785			(75,072)	7,296	(e)	1,315,009
Commodity imbalances	227,355			—			227,355
Energy marketing and risk-management liabilities	5,530			—			5,530
Other current liabilities	433,055			(127,973)			305,082
Total current liabilities	2,621,710	—	(515,329)	(203,051)	7,296		1,910,626
Long-term debt, excluding current maturities	7,757,159	1,199,994	(552,485)	(1,201,457)			7,203,211
Deferred credits and other liabilities
Deferred income taxes	1,776,949			(733,135)			1,043,814
Other deferred credits	763,879			(383,968)			379,911
Total deferred credits and other liabilities	2,540,828	—	—	(1,117,103)	—		1,423,725
Commitments and contingencies
Equity
ONEOK shareholders’ equity:
Common stock, $0.01 par value: authorized 600,000,000 shares; issued 245,811,180 shares and outstanding 206,273,200 shares at September 30, 2013	2,458			—			2,458
Paid-in capital	1,404,086			—			1,404,086
Accumulated other comprehensive loss	(219,492)		94	4,016			(215,382)
Retained earnings	2,008,471		(15,197)	(1,515,374)	(17,496)	(e)	473,580
					20,947	(f)
					(7,771)	(g)
Treasury stock, at cost: 39,537,980 shares at September 30, 2013	(1,005,829)			—			(1,005,829)
Total ONEOK shareholders’ equity	2,189,694	—	(15,103)	(1,511,358)	(4,320)		658,913
Noncontrolling interests in consolidated subsidiaries	2,500,952						2,500,952
Total equity	4,690,646	—	(15,103)	(1,511,358)	(4,320)		3,159,865
Total liabilities and equity	$17,610,343	$1,199,994	$(1,082,917)	$(4,032,969)	$2,976		$13,697,427
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

ONEOK, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Financing Adjustments

(a)
In January 2014, ONE Gas completed the issuance of $1.2 billion of senior unsecured notes. ONE Gas received approximately $1.19 billion from the offering net of issuance costs. ONE Gas made a cash payment to ONEOK of approximately $1.13 billion from the proceeds of the offering.

(b) Represents the elimination of interest expense and other financing costs related to approximately $515 million of commercial paper outstanding at September 30, 2013 and $550 million of long-term debt retired in the first quarter 2014. Proceeds from the cash payment received from ONE Gas were used for the debt retirement.

	September 30,		December 31,
	2013	2012	2012	2011	2010
	(Thousands of dollars)

Weighted-average interest rate on short-term borrowings repaid	0.28%	0.47%	0.47%	0.39%	0.31%
Weighted-average interest rate on long-term debt repaid	5.13%	5.13%	5.13%	5.13%	5.13%

Interest expense on short-term borrowings repaid	$1,557	$1,576	$2,166	$1,865	$2,570
Interest expense on long-term debt repaid	21,243	21,243	28,326	28,326	28,326
Total interest expense on debt repaid	$22,800	$22,819	$30,492	$30,191	$30,896

We repaid our commercial paper outstanding of $600.5 million. In January 2014, we commenced a cash tender offer to purchase our outstanding 4.25 percent notes due 2022 up to a maximum of $150 million, excluding accrued and unpaid interest. The tender offer is expected to close in February 2014. On February 3, 2014, we made an irrevocable election to exercise the make-whole call on our $400 million 5.2 percent notes due in 2015. We will settle the make-whole call with the bond holders on March 5, 2014.

Distribution Adjustments

(c)
On January 31, 2014, we completed the tax-free separation of our 100 percent interest in ONE Gas through a distribution of all of the outstanding shares of ONE Gas to the ONEOK shareholders. Amounts presented are the adjustments to remove the historical balances and results of operations for our natural gas distribution business from our consolidated financial statements.

Other Pro Forma Adjustments

(d) Represents the reclassification of revenues from natural gas sales and storage and transportation services provided by ONEOK and its affiliates and the related cost of sales and fuel previously eliminated in consolidation as third-party transactions.

(e) Reflects adjustments for one-time costs incurred in the separation. These costs have been eliminated from the income statement as the charges are nonrecurring. Charges incurred have been included as an adjustment in the balance sheet and include the write-off of regulatory assets and legal and other general and administrative costs. We expect to incur additional charges after the separation; however, such amounts have not been included as pro forma adjustments as the amounts are either not objectively determinable or not factually supportable.

(f) Reclassification of affiliate receivable balances as non-affiliate.

(g) Represents the tax effect of the pro forma adjustments to income using a blended statutory rate of 37.1 percent for all periods.

In connection with the separation, we entered into the Separation and Distribution Agreement and several other agreements with ONE Gas to effect the separation and provide a framework for our relationships with ONE Gas after the distribution. These other agreements include:

•	Transition Services Agreement;

•	Tax Matters Agreement; and

•	Employee Matters Agreement.

No adjustments have been made related to these agreements as any such adjustments would be considered not objectively determinable or, for income statement purposes, nonrecurring in nature.